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                                  EXHIBIT 23.1

                    CONSENT OF INDEPENDENT ACCOUNTANTS


        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 21, 1999, relating to the financial statements of Ditech Communications Corporation which appears in the Company's Registration Statement on Form S-1 (No. 333-86691).

/s/ PRICEWATERHOUSECOOPERS LLP
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PricewaterhouseCoopers LLP

San Jose, California
February 9, 2000